Exhibit 10.2

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH HAVE BEEN REMOVED AND REPLACED WITH AN ASTERISK, HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 405 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.


                AMENDMENT NO. 2 TO SUPPLIER PARTNERING AGREEMENT
                            BETWEEN GREATBATCH, INC.
               AND PACESETTER, INC. (d/b/a ST. JUDE MEDICAL CRMD)


This Amendment No. 2 (the "Amendment 2") to the Supplier Partnering Agreement between Greatbatch, Inc., a Delaware corporation ("Seller"), and Pacesetter, Inc. d/b/a/ "St. Jude Medical CRMD," a California corporation ("Buyer" or "St. Jude"). SELLER and BUYER are collectively referred to herein as the "Parties." This Amendment 2 is entered into effective as 01 January 2006 (the "Effective Date").

BACKGROUND

     A. The Parties entered into a Supplier Partnering Agreement (the "Agreement") effective January 1, 2004.

     B. The Parties entered into an Amendment No. 1 to the Supplier Partnering Agreement effective January 1, 2005.

     C.   The Parties to the Agreement desire to add the following:

          a.   The pricing and terms for certain Molded Header Assemblies

AGREEMENT

In consideration of the foregoing Recitals and the Parties' mutual covenants contained herein, the Parties hereby agree as follows:

     1. Any specially capitalized terms used and not otherwise defined in this Amendment shall have the meaning set forth in the Agreement.

     2. As of the Effective Date the Agreement is hereby amended to incorporate Exhibit "F," which lists pricing and terms for the base price of Molded Header Assemblies ("MHA").

     3. Except as provided herein, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

The parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Effective Date.

BUYER:                                     SELLER:

PACESETTER, INC.                           GREATBATCH, INC.


By:  /s/ Jeff Chateau                      By:  /s/ James J. Porcaro
     ----------------------------------         --------------------------------

Title:  V.P. Supply Lines                  Title:  VP, Components Mfg
        -------------------------------            -----------------------------

Date:  11-17-05                            Date:  Nov. 9, 2005
       --------------------------------           ------------------------------

                                    EXHIBIT F

                            MOLDED HEADER ASSEMBLIES

                          PRICING AND INVENTORY LEVELS

A.   Molded Header Assembly (MHA) Pricing and Terms

              ---------------------------------------------
                      Part #60002009-001 (EPIC 2 VR)
              ---------------------- ----------------------
                  Units per Year              Price
                         *                      *
                         *                      *
                         *                      *
              ---------------------- ----------------------

              ---------------------------------------------
                      Part #60002008-001 (EPIC 2 DR)
              ---------------------- ----------------------
                  Units per Year              Price
                         *                      *
                         *                      *
                         *                      *
              ---------------------- ----------------------

              ---------------------------------------------
                      Part #60002010-001 (EPIC 2 HF)
              ---------------------- ----------------------
                  Units per Year              Price
                         *                      *
                         *                      *
              ---------------------- ----------------------


     1. Buyer agrees to purchase a minimum of * of its total demand for each item listed above from Seller.

     2. Pricing is established by Buyer's * forecast of *. If forecast drops below * or increases above *, pricing per above table will apply.

     3.   Price premiums may apply for changes made to current specifications.

B.   Molded Header Assembly Inventory

     1. Initial safety stock for each individual part number to be held by Seller is equivalent to * of Buyer's * forecasted requirements.

     2. Upon Seller's completion of * of on-time delivery to Buyer of an individual part number, safety stock requirement will be equivalent to
          * of Buyer's * forecasted requirements.